SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

----------------------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2005

(exact name of registrant as specified in its charter)
Florida	0-25681	65-0423422
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
11760 U.S. Highway One Suite 500 North Palm Beach, Florida	33408
(zip code)

Registrant’s telephone number, including area code:  (561) 630-2400

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On May 3, 2005, Bankrate, Inc. (the “Company”) announced via press release the Company’s results for its first quarter ended March 31, 2005. A copy of the Company’s press release is included herein as Exhibit 99.1. The information provided under this Item 2.02 of Form 8-K, including the press release included as Exhibit 99.1, is being furnished to, but not filed with, the Securities and Exchange Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

(1)    None.

(b)    Pro forma financial information.

(1)    None.

(c)    Exhibits.

99.1    Text of press release of Bankrate, Inc. dated May 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKRATE, INC.

Date: May 5, 2005	By:	/s/ Robert J. DeFranco
Robert J. DeFranco Senior Vice President Chief Financial Officer
Title

EXHIBIT INDEX
Exhibit

99.1    Text of press release of Bankrate, Inc. dated May 3, 2005.